Exhibit 99.26.1

FIRST AMENDMENT TO
 LITIGATION SETTLEMENT AGREEMENT

This FIRST AMENDMENT (the “First Amendment”) to the LITIGATION SETTLEMENT AGREEMENT dated as of October 22, 2009, by and between Congoleum Corporation, Congoleum Sales, Inc., and Congoleum Fiscal, Inc. (collectively, the “Debtors”); (ii) the Official Committee of Bondholders of Congoleum Corporation, et al. (the “Bondholders’ Committee”); (iii) Claimants’ Counsel Joseph Rice (“Rice”); (iv) Claimants’ Counsel Perry Weitz (“Weitz”); (v) Arthur J. Pergament as Collateral Trustee (the “Collateral Trustee”); (vi) R. Scott Williams as Futures Representative (the “FCR”); (vii) the Official Claimants Committee (the “ACC”); and (viii) certain undersigned holders of pre-petition settlements with respect to asbestos claims against the Debtors, whether pursuant to individual settlements or the Claimant Agreement, by and through their respective counsel or representatives (the “Settling Claimants,” and together with the Debtors, the Bondholders’ Committee, Rice, Weitz, the Collateral Trustee, the FCR, and the ACC, the “Parties”);
RECITALS
WHEREAS, in September and October 2008, the Parties entered into the Litigation Settlement Agreement (the “Litigation Settlement Agreement”) which was approved by the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) by order dated October 31, 2008;
WHEREAS, the Litigation Settlement Agreement incorporated the term sheet dated August 12, 2008 (the “Term Sheet”) for a plan of reorganization;

WHEREAS, following a hearing on October 18, 2008 at which a motion to approve the Litigation Settlement Agreement was heard, the Bankruptcy Court approved the Litigation Settlement Agreement, but reserved for a later date a determination of whether any aspect of the settlement meets the standards required for confirmation of a plan of reorganization; thereafter on November 14, 2008, the Amended Joint Plan, which incorporated the Litigation Settlement Agreement, was filed;
WHEREAS, on February 26, 2009, the Bankruptcy Court rendered an opinion granting certain insurers’ motion for summary judgment and determined that two aspects of the Amended Joint Plan were not confirmable as a matter of law, and in connection therewith, the Bankruptcy Court, over objection of all parties-in-interest, entered an order dismissing the reorganization cases, which order was stayed pending appeal;
WHEREAS, on February 27, 2009, the Debtors, the Bondholders’ Committee and the ACC filed an appeal to the District Court for the District of New Jersey (the “District Court”) of the Bankruptcy Court’s orders relating to the Amended Joint Plan;
WHEREAS, on August 17, 2009, the District Court (i) reversed the dismissal order and affirmed in part and reversed in part the summary judgment order relating to the Amended Joint Plan, (ii) withdrew the reference of the case from the Bankruptcy Court and assumed authority over all further proceedings, and (iii) directed the Plan Proponents to file a new plan consistent with its appeal decision;
WHEREAS, on October 22, 2009, after further negotiation, the Debtors, the Bondholders’ Committee and the ACC jointly filed the Second Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Plan”), and it is expected that an amended Plan consistent with this First Amendment will be filed within the next several weeks;

WHEREAS, certain of the terms of the Plan vary from those contained in the Litigation Settlement Agreement and the Term Sheet incorporated in the Litigation Settlement Agreement;
WHEREAS, the Parties desire to amend the Litigation Settlement Agreement as set forth herein to conform the Litigation Settlement Agreement to the terms of the Plan;
NOW, THEREFORE, in consideration of the above promises and mutual covenants and agreements set forth herein, the Parties, each intending to be legally bound by and through their respective counsel or representative, hereby agree as follows:
1. The Amended Term Sheet for the Plan attached hereto as Exhibit A (the “Amended Term Sheet”), shall replace the Term Sheet in its entirety and shall become the new Exhibit A for the Litigation Settlement Agreement.  All references to the term “Term Sheet” in paragraphs 1 though 19 of the Litigation Settlement Agreement shall be deemed, and each such reference is, hereby amended to mean the “Amended Term Sheet” as set forth in Exhibit A attached hereto.
2. The Amended Term Sheet is specifically incorporated into the Litigation Settlement Agreement and its terms are affirmed and ratified by each of the Parties hereto.
3. The references to the term “Bankruptcy Court” in paragraphs 4, 6 and 13 of the Litigation Settlement Agreement are hereby deleted in their entirety and replaced with the term “District Court.”
4. Except as specifically amended or modified in this First Amendment, the terms of the Litigation Settlement Agreement shall remain unaffected, unchanged and unimpaired.
5. This First Amendment may be executed by facsimile, and in one or more counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this First Amendment as of the date first written above.

Congoleum Corporation
By:	/s/ Howard N. Feist III		Dated: _12/23/09_
	Name:	Howard N. Feist III
	Title:	Chief Financial Officer

Congoleum Sales, Inc.
By:	/s/ Howard N. Feist III		Dated: _12/23/09_
	Name:	Howard N. Feist III
	Title:	Vice President

Congoleum Fiscal, Inc.
By:	/s/ Howard N. Feist III		Dated: _12/23/09_
	Name:	Howard N. Feist III
	Title:	Vice President

Official Committee of Bondholders
By:	/s/ James Savin		Dated: _1/8/10___
	Name:	James Savin
Akin Gump Strauss Hauer & Feld, LLP
	Title:	Counsel to the Official Committee of Bondholders
Futures Representative
By:	/s/ R. Scott Williams		Dated: _12/22/09__
	Name:	R. Scott Williams
	Title:	Futures Representative

Asbestos Claimants’ Committee
By:	/s/ Ronald E. Reinsel		Dated: __12/15/09_
	Name:	Ronald E. Reinsel
	Title:	Counsel to the Asbestos Claimants’ Committee

Claimants’ Counsel
By:	/s/ Joseph Rice		Dated: __________
	Name:	Joseph Rice
By:	/s/ Perry Weitz		Dated: _12/29/09__
	Name:	Perry Weitz
Arthur J. Pergament, as Collateral Trustee
By:	/s/ Arthur J. Pergament		Dated: _1/8/10___
	Name:	Arthur J. Pergament
	Title:	Collateral Trustee
Settled Asbestos Claimants Listed on Exhibit 1 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Anapol, Schwartz, Weiss, Cohan, Feldman & Smalley, P.C.

Settled Asbestos Claimants Listed on Exhibit 2 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Ashcraft & Gerel, LLP
Settled Asbestos Claimants Listed on Exhibit 3 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Baron & Budd, P.C.

Settled Asbestos Claimants Listed on Exhibit 4 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Barton & Williams, P.A.
Settled Asbestos Claimants Listed on Exhibit 5 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Belluck & Fox, LLP
Settled Asbestos Claimants Listed on Exhibit 6 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Boechler, P.C.
Settled Asbestos Claimants Listed on Exhibit 7 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Brayton, Purcell LLP
Settled Asbestos Claimants Listed on Exhibit 8 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Brent Coon & Associates
Settled Asbestos Claimants Listed on Exhibit 9 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Brookman, Rosenberg, Brown & Sandler
Settled Asbestos Claimants Listed on Exhibit 10 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Brown & Gould, LLP

Settled Asbestos Claimants Listed on Exhibit 11 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Cascino Vaughan Law Offices, Ltd.
Settled Asbestos Claimants Listed on Exhibit 12 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Cheryl L. White & Associates
Settled Asbestos Claimants Listed on Exhibit 13 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Clapper, Patti, Schweizer & Mason
Settled Asbestos Claimants Listed on Exhibit 14 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Climaco Lefkowitz Peca Wilcox & Garofoli, LPA
Settled Asbestos Claimants Listed on Exhibit 15 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Coady Law Firm
Settled Asbestos Claimants Listed on Exhibit 16 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Cooney & Conway
Settled Asbestos Claimants Listed on Exhibit 17 of the Appendix
By:			Dated: ___________
Name:
	Firm:	David C. Thompson Attorney at Law, P.C.

Settled Asbestos Claimants Listed on Exhibit 18 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Donaldson & Black, P.A.
Settled Asbestos Claimants Listed on Exhibit 19 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Early, Ludwick, Sweeney & Strauss
Settled Asbestos Claimants Listed on Exhibit 20 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Ferraro & Associates, P.A.
Settled Asbestos Claimants Listed on Exhibit 21 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Frazer Davidson, P.A.
Settled Asbestos Claimants Listed on Exhibit 22 of the Appendix
By:			Dated: ___________
Name:
	Firm:	George & Sipes, LLP
Settled Asbestos Claimants Listed on Exhibit 23 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Goldberg, Persky & White, P.C.
Settled Asbestos Claimants Listed on Exhibit 24 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Goldenberg Heller Antognoli Rowland & Short PC

Settled Asbestos Claimants Listed on Exhibit 25 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Harrison, Davis, Steakley, P.C.
Settled Asbestos Claimants Listed on Exhibit 26 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Hissey, Kientz & Herron, P.L.L.C.
Settled Asbestos Claimants Listed on Exhibit 27 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Hobin Shingler & Simon
Settled Asbestos Claimants Listed on Exhibit 28 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Howard, Brenner & Nass, P.C.
Settled Asbestos Claimants Listed on Exhibit 29 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Jacobs & Crumplar, P.A.
Settled Asbestos Claimants Listed on Exhibit 30 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Jones, Martin, Parris & Tessener, PLLC
Settled Asbestos Claimants Listed on Exhibit 31 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Kaeske Law Firm

Settled Asbestos Claimants Listed on Exhibit 32 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Kazan, McClain, Abrams, Lyons, Greenwood & Harley
Settled Asbestos Claimants Listed on Exhibit 33 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Kelley & Ferraro, LLP
Settled Asbestos Claimants Listed on Exhibit 34 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Landye Bennett Blumstein
Settled Asbestos Claimants Listed on Exhibit 35 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Lanier Law Firm
Settled Asbestos Claimants Listed on Exhibit 36 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Law Office of G. Patterson Keahey PC
Settled Asbestos Claimants Listed on Exhibit 37 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Law Office of James Hession
Settled Asbestos Claimants Listed on Exhibit 38 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Law Office of Jeffrey A. Varas

Settled Asbestos Claimants Listed on Exhibit 39 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Law Office of John C. Dearie
Settled Asbestos Claimants Listed on Exhibit 40 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Law Office of Michael R. Bilbrey PC
Settled Asbestos Claimants Listed on Exhibit 41 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Law Office of Stephen L. Shackelford
Settled Asbestos Claimants Listed on Exhibit 42 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Law Offices of Christopher E. Grell
Settled Asbestos Claimants Listed on Exhibit 43 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Law Offices of Matthew Bergman
Settled Asbestos Claimants Listed on Exhibit 44 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Law Offices of Peter G. Angelos PC
Settled Asbestos Claimants Listed on Exhibit 45 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Levy Phillips & Konigsberg, LLP

Settled Asbestos Claimants Listed on Exhibit 46 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Locks Law Firm
Settled Asbestos Claimants Listed on Exhibit 47 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Lundy & Davis, L.L.P.
Settled Asbestos Claimants Listed on Exhibit 48 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Keefe Bartels f/k/a/ Lynch Martin
Settled Asbestos Claimants Listed on Exhibit 49 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Maples & Lomax, P.A.
Settled Asbestos Claimants Listed on Exhibit 50 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Mazur & Kittel, PLLC
Settled Asbestos Claimants Listed on Exhibit 51 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Michael B. Serling, P.C.
Settled Asbestos Claimants Listed on Exhibit 52 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Michie Hamlett Lowry Rasmussen & Tweel

Settled Asbestos Claimants Listed on Exhibit 53 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Morris, Sakalarios & Blackwell, PLLC
Settled Asbestos Claimants Listed on Exhibit 54 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Motley Rice LLC
Settled Asbestos Claimants Listed on Exhibit 55 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Munsch Hardt Kopf & Harr, P.C.
Settled Asbestos Claimants Listed on Exhibit 56 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Nix, Patterson & Roach, L.L.P.
Settled Asbestos Claimants Listed on Exhibit 57 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Norris & Phelps, PLLC
Settled Asbestos Claimants Listed on Exhibit 58 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Paul & Hanley, LLP
Settled Asbestos Claimants Listed on Exhibit 59 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Paul, Reich & Myers, P.C.

Settled Asbestos Claimants Listed on Exhibit 60 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Peirce Raimond & Coulter PC
Settled Asbestos Claimants Listed on Exhibit 61 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Porter & Malouf, P.A.
Settled Asbestos Claimants Listed on Exhibit 62 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Pritchard Law Firm, PLLC
Settled Asbestos Claimants Listed on Exhibit 63 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Provost Umphrey LLP
Settled Asbestos Claimants Listed on Exhibit 64 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Richardson, Patrick, Westbrook & Brickman, LLC
Settled Asbestos Claimants Listed on Exhibit 65 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Robert S. Fink, PC
Settled Asbestos Claimants Listed on Exhibit 66 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Rose, Klein & Marias, LLP

Settled Asbestos Claimants Listed on Exhibit 67 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Ryan A. Foster & Associates P.L.L.C.
Settled Asbestos Claimants Listed on Exhibit 68 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Sales Tillman
Settled Asbestos Claimants Listed on Exhibit 69 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Scott & Scott, Ltd.
Settled Asbestos Claimants Listed on Exhibit 70 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Shein Law Center Ltd.
Settled Asbestos Claimants Listed on Exhibit 71 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Shivers Gosnay & Greatrex LLC
Settled Asbestos Claimants Listed on Exhibit 72 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Sieben Polk Law LLC
Settled Asbestos Claimants Listed on Exhibit 73 of the Appendix
By:			Dated: ___________
Name:
	Firm:	SimmonsCooper LLC

Settled Asbestos Claimants Listed on Exhibit 74 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Terrell Hogan
Settled Asbestos Claimants Listed on Exhibit 75 of the Appendix
By:			Dated: ___________
Name:
	Firm:	The Carlile Law Firm, LLP
Settled Asbestos Claimants Listed on Exhibit 76 of the Appendix
By:			Dated: ___________
Name:
	Firm:	The David Law Firm, P.C.
Settled Asbestos Claimants Listed on Exhibit 77 of the Appendix
By:			Dated: ___________
Name:
	Firm:	The Lipman Law Firm
Settled Asbestos Claimants Listed on Exhibit 78 of the Appendix
By:			Dated: ___________
Name:
	Firm:	The Masters Law Firm L.C.
Settled Asbestos Claimants Listed on Exhibit 79 of the Appendix
By:			Dated: ___________
Name:
	Firm:	The Parron Firm
Settled Asbestos Claimants Listed on Exhibit 80 of the Appendix
By:			Dated: ___________
Name:
	Firm:	The Shepard Law Firm, P.C.

Settled Asbestos Claimants Listed on Exhibit 81 of the Appendix
By:			Dated: ___________
Name:
	Firm:	The Wartnick Law Firm
Settled Asbestos Claimants Listed on Exhibit 82 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Thompson
Settled Asbestos Claimants Listed on Exhibit 83 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Thornton & Naumes, LLP
Settled Asbestos Claimants Listed on Exhibit 84 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Trine & Metcalf, PC
Settled Asbestos Claimants Listed on Exhibit 85 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Wallace & Graham, P.A.
Settled Asbestos Claimants Listed on Exhibit 86 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Ward Black Law
Settled Asbestos Claimants Listed on Exhibit 87 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Waters & Kraus, LLP

Settled Asbestos Claimants Listed on Exhibit 88 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Watson & Heidelberg / Arthur Eaves
Settled Asbestos Claimants Listed on Exhibit 89 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Weitz & Luxenberg, P.C.
Settled Asbestos Claimants Listed on Exhibit 90 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Wellborn Houston
Settled Asbestos Claimants Listed on Exhibit 91 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Wilentz, Goldman & Spitzer, PA
Settled Asbestos Claimants Listed on Exhibit 92 of the Appendix
By:			Dated: ___________
Name:
	Firm:	Wm. Roberts Wilson, Jr., P.A.

Settled Asbestos Claimants Listed on Exhibit 93 of the Appendix Not Represented by Counsel
By:			Dated: ___________
	Name:	Yolanda Laforge
By:			Dated: ___________
	Name:	D. Tucker
By:			Dated: ___________
	Name:	Juan Francisco Adame
By:			Dated: ___________
	Name:	Darlene Rose Rodriguez
By:			Dated: ___________
	Name:	Marcia Hughes
Settled Asbestos Claimants Represented by Gori, Julian & Associates P.C.
By:			Dated: ___________
Name:
	Firm:	Gori, Julian & Associates P.C.

Settled Asbestos Claimants Represented by McMurtray & Armistad PA
By:			Dated: ___________
Name:
	Firm:	McMurtray & Armistad PA
Settled Asbestos Claimants Represented by Law Office of Jeffrey Mutnik
By:			Dated: ___________
Name:
	Firm:	Law Office of Jeffrey Mutnik
Settled Asbestos Claimants Represented by Simon & Shingler LLP
By:			Dated: ___________
Name:
	Firm:	Simon & Shingler LLP
Settled Asbestos Claimants Represented by Paul L. Sadler
By:			Dated: ___________
Name:
	Firm:	Law Office of Jeffrey Mutnik